Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of March 6, 2013 by and among RXi Pharmaceuticals Corporation, a Delaware corporation (the “Company”), and the purchasers listed on Schedule I hereto (each a “Purchaser” and together the “Purchasers”). Certain terms used and not otherwise defined in the text of this Agreement are defined in Section 11 hereof.

RECITALS

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act; and

WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, shares of common stock, $0.0001 par value per share (the “Common Stock”), in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

1. Authorization of Securities. The Company has authorized the issuance and sale of shares of Common Stock in an aggregate amount of up to 120,689,655 shares (the “Shares”).

2. Sale and Purchase of the Shares. Upon the terms and subject to the conditions herein contained, the Company agrees to sell to each Purchaser, and each Purchaser agrees to purchase from the Company, at the Closing (as defined in Section 3), that number of Shares set forth opposite such Purchaser’s name on Schedule I hereto, for the aggregate purchase price set forth opposite such Purchaser’s name on Schedule I, which amount represents the number of Shares purchased by such Purchaser multiplied by the price per Share of $0.145. The aggregate price paid by all Purchasers, as set forth on Schedule I, shall be referred to as the “Total Purchase Price.”

3. Closing. Subject to the satisfaction of the closing conditions set forth in Section 7, the closing (the “Closing”) of the transaction contemplated in Section 2 hereof shall take place at the offices of Ropes & Gray LLP, Three Embarcadero Center, San Francisco, California on March 12, 2013, or at such other time and place as the Company and Purchasers may agree, including remotely via the exchange of documents and signatures (the “Closing Date”).

4. Representations and Warranties of the Purchasers. Each Purchaser, severally but not jointly, represents and warrants to the Company that the statements contained in this Section 4 are true and complete as of the date of this Agreement:

4.1. Organization. The Purchaser represents that the Purchaser is either an individual or an entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization, has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company and has all corporate, partnership, limited liability or similar power and authority, as applicable, to enter into this Agreement and to consummate the transactions contemplated hereby.

4.2. Validity. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate, partnership, limited liability or similar actions, as applicable, on the part of such Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3. Brokers. There is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of the Purchaser who would be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

4.4. Investment Representations and Warranties. The Purchaser understands and agrees that the offering and sale of the Shares has not been registered under the Securities Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering, the availability of which depend upon, among other things, the bona fide nature of the Purchaser’s investment intent and the accuracy of the Purchaser’s representations contained in Sections 4.6, 4.7, 4.8 and 4.9 of this Agreement.

4.5. Investor Questionnaire. In connection with the filing of a Registration Statement, the Company may require the Purchaser to furnish to the Company such information regarding the Purchaser and the Registrable Securities as the Company may reasonably request in writing and as shall reasonably be required in connection with the filing of the Registration Statement. At least five Business Days prior to the first anticipated filing date of such Registration Statement, the Company shall notify the Purchaser of the information the Company requests from the Purchaser.

4.6. Acquisition for Own Account. The Purchaser is acquiring the Shares for its own account for investment and not with a view toward distribution in a manner that would violate the Securities Act or any applicable state securities laws.

4.7. Ability to Protect Its Own Interests and Bear Economic Risks. The Purchaser, by reason of its business and financial experience (if an individual) or the business and financial experience of its management (if an entity or other organization), is capable of evaluating the merits and risks of the investment in the Shares. The Purchaser is able to bear the economic risk of an investment in the Shares and is able to sustain a loss of all of its investment in the Shares without economic hardship, if such a loss should occur.

4.8. Accredited Investor. The Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act.

4.9. Access to Information. The Purchaser (i) has been given access to all Company documents, records, and other information; and (ii) has had adequate opportunity to ask questions of, and receive answers from, the Company’s officers, employees, agents, accountants, and representatives, concerning the Company’s business, operations, financial condition, assets, liabilities, and all other matters relevant to its investment in the Shares. Purchaser understands that an investment in the Shares bears significant risk and represents that it has reviewed the SEC Reports.

4.10. Restricted Securities.

(a) The Purchaser understands that the Shares will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a private placement transaction under Section 4(a)(2) of the Securities Act and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances.

(b) The Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act and under applicable state securities laws or an exemption from such registration is available. The Purchaser understands that the Company is under no obligation to register the Shares, except as provided herein.

(c) The Purchaser is aware of the provisions of Rule 144 under the Securities Act, which permit limited resale of securities purchased in a private placement.

4.11. Tax Advisors. The Purchaser has had the opportunity to review with the Purchaser’s own tax advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. The Purchaser is relying solely on the Purchaser’s own determination as to tax consequences or the advice of such tax advisors and not on any statements or representations of the Company or any of its agents and understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

5. Representations and Warranties by the Company. Except as set forth in the SEC Reports (as defined below) filed after February 14, 2012 and before the date of this Agreement or as may be disclosed by the Company in a written Disclosure Schedule provided by the Company to the Purchasers dated the date hereof (the “Disclosure Schedule”), the Company represents and warrants to the Purchasers that the statements contained in this Section 5 are true and complete as of the date of this Agreement.

5.1. Capitalization. As of the date hereof, without giving effect to the Closing, the authorized capital stock of the Company consists of 1,500,000,000 shares of Common Stock,

par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), 15,000 of which are designated as Series A Preferred Stock (the “Series A Preferred”). The issued and outstanding capital stock of the Company is as set forth in the SEC Reports. Additionally, the Company will, concurrent with the Closing, issue and sell a total of 50,000,000 shares of Common Stock to OPKO Health, Inc. (“Opko”) pursuant to that certain Asset Purchase Agreement between the Company and Opko, dated March 1, 2013 (the “Asset Purchase Agreement”).

5.2. Due Issuance and Authorization of Capital Stock. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and all shares of capital stock of the Company that may be issued pursuant to any compensatory stock option or other compensation plan or arrangement will be, when issued, duly authorized and validly issued, fully paid and non-assessable and free of preemptive rights. Except as set forth on Section 5.2 of the Disclosure Schedule and for: (i) shares potentially issuable in connection with the Asset Purchase Agreement; (ii) the exercise of any outstanding purchase rights or the conversion of any convertible securities, in each case as described in the SEC Reports; and (iii) changes arising since September 30, 2012 resulting from the exercise of warrants or options to purchase shares of Company Stock under compensatory stock options or compensation plans or arrangements outstanding on such date and described in the SEC Reports and the vesting of awards made in the form of rights to receive unrestricted Common Stock outstanding on such date described in the SEC reports, there are no outstanding: (A) shares of capital stock or voting securities of the Company; (B) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company; (C) options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company; or (D) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, the Company. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any securities or other equity interests of the type referred to in clauses (A) through (D) of the preceding sentence. As of the date hereof, there are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. The issuance and sale of the Shares will not result in a right of any current holder of the Company’s securities to adjust the exercise, conversion, exchange or reset price under such securities.

5.3. Organization. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has all corporate power and authority to own its assets and to carry on its business as now conducted. The Company has not received any notice of proceedings relating to the revocation or modification of any material licenses, authorizations and permits issued by any Governmental Entity, except for any licenses, authorizations and permits the loss of which would not reasonably be expected to have a Material Adverse Effect. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

5.4. Subsidiaries. The Company does not have and has never had any Subsidiaries.

5.5. Consents. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no material action by or in respect of, or material filing with, any Governmental Entity other than compliance with the applicable requirements of the Securities Act, the Exchange Act and any other federal and state securities laws.

5.6. Authorization; Enforcement. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. No vote by holders of any of the Company’s capital stock is necessary in connection with the consummation of the transactions contemplated by this Agreement.

5.7. Valid Issuance of Shares. The Shares have been duly authorized and, when paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable, and shall be free and clear of all Encumbrances.

5.8. No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the issuance of the Shares) will not: (a) violate any of the Charter Documents (as defined below); (b) assuming compliance with the matters referred to in Section 5.5, violate any Applicable Law; (c) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or to a loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company; or (d) result in the creation or imposition of any Encumbrance on any asset of the Company, with such exceptions, in the case of each of clauses (b) through (d), as would not have, individually or in the aggregate, a Material Adverse Effect.

5.9. Material Contracts. Each Material Contract is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Company is in compliance with all material terms of the

Material Contracts, and there has not occurred any breach, violation or default or any event that, with the lapse of time, the giving of notice or the election of any Person, or any combination thereof, would constitute a breach, violation or default by the Company under any such Material Contract or, to the knowledge of the Company, by any other Person to any such contract except where such breach, violation or default would not have a Material Adverse Effect. The Company has not been notified that any party to any Material Contract intends to cancel, terminate, not renew or exercise an option under any Material Contract, whether in connection with the transactions contemplated hereby or otherwise.

5.10. Right of First Refusal; Stockholders Agreement; Voting and Registration Rights. Except as provided in this Agreement or in Section 5.10 of the Company Disclosure Schedule, no party has any right of first refusal, right of first offer, right of co-sale, preemptive right or other similar right or any registration right regarding the securities of the Company. There are no provisions of the Company’s articles of incorporation, as amended, or Bylaws (collectively, the “Charter Documents”), and no contracts to which the Company is a party or by which the Company or its assets or properties are bound, other than this Agreement, that: (a) may affect or restrict the voting rights of any Purchaser with respect to the Shares purchased by it hereunder in its capacity as a stockholder of the Company; (b) restrict the ability of any Purchaser, or any successor thereto or assignee or transferee thereof, to transfer the Shares; or (c) would adversely affect the Company’s or any Purchaser’s right or ability to consummate the transactions contemplated by this Agreement.

5.11. Private Offering; No Integrated Offering. Assuming the correctness of the representations and warranties of the Purchasers set forth in Sections 4.6, 4.7, 4.8 and 4.9, the offer and sale of the Shares hereunder are exempt from registration under the Securities Act. None of the Company, any of its Affiliates or any other Person acting on the Company’s behalf, has directly or indirectly engaged in any form of general solicitation or general advertising with respect to the Shares, nor have any of such Persons made any offers or sales of any security of the Company or its Affiliates or solicited any offers to buy any security of the Company or its Affiliates under circumstances that would require registration of the Shares under the Securities Act or any other securities laws or cause this offering of Shares to be integrated with any prior offering of securities of the Company for purposes of the Securities Act in any manner that would affect the validity of the private placement exemption under the Act for the offer and sale of the Shares hereunder.

5.12. SEC Filings; Financial Statements.

(a) The Company has filed with or furnished to the Commission all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed or furnished by the Company under the Securities Act and the Exchange Act, including pursuant to Section 15(d) thereof, since February 14, 2012 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Report prior to the expiration of any such extension. As of its filing date (and as of the date of any amendment), each SEC Report complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable. As of its filing date (and, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All agreements to which the Company is a party or to which the property or assets of the Company are subject, which are required to be described in or filed as exhibits to an SEC Report, have been so described or filed.

(b) The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

5.13. Disclosure Controls and Procedures. The Company is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it, except where such non-compliance has not had and would not reasonably be expected to have a Material Adverse Effect. The Company’s certifying officers are responsible for establishing and maintaining disclosure controls and procedures (as defined in the Exchange Act) for the Company and they have (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company is made known to the certifying officers by others within the Company, particularly during the periods in which the Company’s filings under the Exchange Act have been prepared; and (b) evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the SEC Reports their conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periods covered by such filings under the Exchange Act based on such evaluation.

5.14. Absence of Litigation. There is no claim, action, suit, arbitration, investigation or other proceeding pending against, or to the knowledge of the Company, threatened against or affecting, the Company or any of its properties or, to the knowledge of the Company, any of its respective officers or directors before any arbitrator or any Governmental Entity.

5.15. Taxes. The Company has not, prior to the fiscal 2012 tax year, been required to file any federal, foreign, state, local, or other tax returns and reports. The Company has received an extension of time with respect to tax returns required to be filed for the fiscal 2012 tax year. The Company has withheld or collected from each payment made to its employees the amount of all Taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due. The Company is not aware of any Tax deficiency that has been or might be asserted or threatened against it that has had or would reasonably be expected to have a Material Adverse Effect.

5.16. Employee Matters.

(a) The Company has disclosed in the SEC Reports any “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder (“ERISA”), all employment, consulting, or personal services contracts, whether written or oral, and all equity compensation, stock purchase, stock option, phantom stock, deferred compensation, bonus, incentive, employee loan, severance, employment, change-in-control, fringe benefit, medical, dental, vision, disability, life insurance, and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA (including any funding mechanism therefore now in effect or required in the future as a result of the purchase of the Shares or otherwise), whether formal or informal, oral or written, legally binding or not, under which (i) any current or former employee, director or consultant of the Company or any ERISA Affiliate (the “Company Employees”), has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any ERISA Affiliate, or (ii) the Company or any ERISA Affiliate has or may have any actual or contingent present or future Liability or other obligation. All such plans, agreements, programs, policies and arrangements shall be collectively referred to as the “Plans.” For purposes of this Section, the term “ERISA Affiliate” means any entity, including but not limited to any corporation, partnership, limited liability company, sole proprietorship, or other legal entity that, together with the Company is, or at any time was, treated as a single employer under Section 414(b), (c), (m) or (o) of Code or Section 4001(b)(1) of ERISA.

(b) No Plan or law exists that, as a result of the execution of this Agreement, consummation of the transactions contemplated by this Agreement and/or the consummation of the transactions contemplated by the Asset Purchase Agreement (either alone or upon the occurrence of any additional or subsequent events), could (i) result in severance pay, termination indemnity or any similar payment or any increase in severance pay, termination indemnity or any similar payment, (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other material obligation pursuant to, any of the Plans, (iii) limit or restrict the right of the Company to merge, amend or terminate any Plan, (iv) cause the Company to record additional compensation expense on its income statement with respect to any outstanding stock option or other equity-based award, (v) result in payments under any Plan which would not be deductible under Section 280G of the Code, or (vi) impair any of the rights of the Company or any ERISA Affiliate with respect to any Plan (including, without limitation, the right to amend or terminate any Plan at ant time).

(c) No Company Employees are, or are now reasonably expected to be, in violation of any term of any employment contract, confidentiality,

disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant with Company, and the continued employment of each Company Employee does not subject Company to any material liability with respect to any of the foregoing matters.

(d) Each Plan has been established and at all times has been administered in accordance with its terms, and in compliance with the applicable provisions of ERISA, the Code and other applicable laws; (ii) each Plan which is intended to be qualified within the meaning of Section 401(a) of the Code is so qualified and has received a favorable determination letter, or is the subject of a favorable advisory or opinion letter as to its qualification, issued by the Internal Revenue Service (“IRS”) upon which the Company is entitled to rely and no such determination or opinion letter has been revoked; and nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification; (iii) all material reports, returns and similar documents required to be filed with any governmental agency or distributed to any plan participant with respect to any Plan have been duly and timely filed or distributed; (iv) no event has occurred and no condition exists that would subject the Company, or any ERISA Affiliate to any Tax, fine, encumbrance, penalty or other Liability imposed by ERISA, the Code or other applicable laws; (v) for each Plan with respect to which a Form 5500 has been filed, no material change has occurred with respect to the matters covered by the most recent Form 5500 since the date thereof; (vi) there is no present intention that any Plan be amended, suspended or terminated, or otherwise modified to change benefits (or the levels thereof) under any Plan at any time within the twelve months immediately following the date hereof; (vii) no Plan is a split-dollar life insurance program or otherwise provides for loans to executive officers (within the meaning of the Sarbanes-Oxley Act of 2002); (viii) neither the Company nor any ERISA Affiliates has incurred, and no Plan provides for any current or projected Liability in respect of any post-employment or post-retirement health, medical or life insurance benefits for current, former or retired employees of the Company, except as required to avoid an excise tax under Section 4980B of the Code or otherwise except as may be required pursuant to any other applicable law; (ix) the Company and its ERISA Affiliates have complied with the notice and continuation coverage requirements, and all other requirements, of Section 4980B of the Code and Parts 6 and 7 of Title I of ERISA, and the regulations thereunder, and any other applicable law with respect to each Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code; (x) no Plan that is a group health plan is a self-insured plan; (xi) no Plan is maintained outside the United States, and (xii) none of the Company, ERISA Affiliate or fiduciary of any such Plan have engaged in any transaction or acted or failed to act in any manner that violates the fiduciary requirements of ERISA or any other applicable law.

(e) There are no suits, actions, disputes, claims (other than routine claims for benefits in the ordinary course), investigations, audits or other administrative proceedings by the Department of Labor, the IRS or other governmental agencies pending, in process or, to the knowledge of Company, threatened in connection with any Plan, but excluding any of the foregoing which would not have a Company Material Adverse Effect. With respect to each Plan, no “prohibited transaction” has occurred within the meaning of the applicable provisions of ERISA or the Code; and no reportable event within the meaning of Section 4043 of ERISA has occurred, other than one for which the 30-day notice requirement has been waived.

(f) No Plan is (i) an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) subject to Section 412 of the Code or Title IV of ERISA, (ii) a “multiple employer plan” within the meaning of Section 4063 or 4064 of ERISA or Section 413(c) of the Code, or (iii) a “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA, and neither the Company nor any ERISA Affiliates has any obligation to contribute, or has any actual or contingent Liability or other obligation (including any obligation to make any contribution), to or in respect of any of the foregoing types of plans.

5.17. Compliance with Laws.

(a) The Company has been and is in material compliance with the terms of, all franchises, permits, licenses and other rights and privileges necessary to conduct the Company’s present and proposed business and is in compliance with and is not (i) in violation of its Charter Documents or other organizational documents; (ii) in violation of any Applicable Law, except for violations of law that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (iii) in default (and no event has occurred which, with notice or lapse of time or both, would cause the Company to be in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any Material Agreement, indenture or instrument to which the Company is a party.

(b) The Company:

(i) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration (the “FDA”) or any other federal, state, local or foreign governmental or regulatory authority alleging or asserting material noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”);

(ii) possesses all material Authorizations and such Authorizations are valid and in full force and effect and the Company is not in material violation of any term of any such Authorizations;

(iii) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party alleging that any product operation or activity is in material violation of any Applicable Laws or Authorizations and has no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding;

(iv) has not received notice that the FDA or any other federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority is considering such action;

(v) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and

(vi) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

(c) The studies, tests and preclinical and clinical trials conducted by or on behalf of the Company were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Applicable Laws and Authorizations, including, without limitation, the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder (collectively, “FFDCA”); the descriptions of the results of such studies, tests and trials contained in the SEC Reports are accurate and complete and fairly present the data derived from such studies, tests and trials; the Company is not aware of any studies, tests or trials, the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the SEC Reports when viewed in the context in which such results are described and the clinical state of development; and, except as set forth in Section 5.17 of the Disclosure Schedule, the Company has not received any notices or correspondence from the FDA or any other federal, state, local or foreign governmental or regulatory authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company.

5.18. Brokers. There is no investment banker, broker, finder, financial advisor or other Person that has been retained by or is authorized to act on behalf of the Company who would be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

5.19. Environmental Matters.

(a) (i) No written notice, notification, demand, request for information, citation, summons, complaint or order has been received by, and no investigation, action, claim, suit, proceeding or review is pending or, to the knowledge of the Company, threatened by any Person against the Company and no penalty has been assessed against the Company with respect to any matters relating to or arising out of any Environmental Law; (ii) the Company is in compliance with all Environmental Laws except where the failure to comply would not have a Material Adverse Effect; and (iii) to the knowledge of the Company, there are no liabilities of or relating to the Company relating to or arising out of any Environmental Law except such as would not have a Material Adverse Effect, and, to the knowledge of the Company, there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability.

(b) For purposes of this Agreement, the term “Environmental Laws” means federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, codes, injunctions, permits and governmental agreements relating to human health and the environment, including, but not limited to, Hazardous Materials; and the term “Hazardous Material” means all substances or materials regulated as hazardous, toxic, explosive, dangerous, flammable or radioactive under any Environmental Law including, but not limited to: (i) petroleum, asbestos, or polychlorinated biphenyls and (ii) in the United States, all substances defined as Hazardous Substances, Oils, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan.

5.20. Intellectual Property Matters.

(a) “Intellectual Property” means any and all of the following arising under the laws of the United States, any other jurisdiction or any treaty regime: (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereon, and all patents, patent applications and patent disclosures, together with all reissuances, divisionals, continuations, continuations-in-part, revisions, extensions and reexaminations thereof; (ii) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, all common law rights and all applications, registrations and renewals in connection therewith; (iii) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith; (iv) all trade secrets and confidential business information (including, without limitation, ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals); (v) all computer software (including, without limitation, data and related documentation and except for any commercial “shrink-wrapped” software) and source codes (other than open source codes); (vi) all other proprietary rights; (vii) all copies and tangible embodiments of the foregoing (in whatever form or medium); and (viii) all licenses or agreements in connection with the foregoing. “Company Intellectual Property” means all Intellectual Property which is used in connection with, and is material to, the business of the Company and all Intellectual Property owned by the Company, provided that any Intellectual Property that is licensed by the Company shall be included within the meaning of Company Intellectual Property only within the scope of use by the Company or in connection with the Company’s business.

(b) With respect to each item of Company Intellectual Property:

(i) The Company possesses all rights, titles and interests in and to the item if owned by the Company, as applicable, free and clear of any Encumbrance, license or other restriction, and possesses all rights necessary in the case of a licensed item to use such item in the manner in which it presently uses the item or reasonably contemplates using such item, and the Company has taken or caused to be taken reasonable and prudent steps to protect its rights in and to, and the validity and enforceability of, the item owned by the Company;

(ii) the item if owned by the Company is not, and if licensed, to the knowledge of the Company is not, subject to any outstanding injunction, judgment, order, decree, ruling or charge naming the Company;

(iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending, in process or, to the Knowledge of the Company, threatened that challenges the legality, validity, enforceability, use or ownership of the item;

(iv) to the knowledge of the Company, the item if owned or licensed by the Company does not infringe upon any valid and enforceable Intellectual Property right or other right of any third party;

(v) to the knowledge of the Company, no third party has infringed upon or misappropriated the Company’s intellectual property rights in the item;

(vi) the Company is not party to any option, license, sublicense or agreement of any kind covering the item that it is in breach or default thereunder, and to the knowledge of the Company no event has occurred which, with notice or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration thereunder; and

(vii) each option, license, sublicense or agreement of any kind covering the item is legal, valid, binding, enforceable and in full force and effect.

(c) All registered patents, copyrights, trademarks and service marks included in the Company Intellectual Property: (x) if owned by the Company and (y) if licensed, to the knowledge of the Company, are valid and subsisting and are not subject to any claims, Encumbrances, taxes or other fees except for periodic filing, annuity and maintenance fees and Permitted Liens. To the knowledge of the Company, the Company Intellectual Property constitutes all of the Intellectual Property necessary for the development and commercialization of the compound known as RXI-109.

(d) No stockholder, member, director, officer or employee of the Company has any right, title or interest in any of the Company Intellectual Property.

(e) To the knowledge of the Company, it is not, nor will it be, necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for valid and enforceable inventions, trade secrets or proprietary information that have been assigned to the Company.

(f) The Company maintains policies and procedures regarding data security, privacy and data use that are commercially reasonable and, in any event, comply with the Company’s obligations to its customers and applicable laws, rules and regulations. To the knowledge of the Company, there have not been, and the transactions contemplated under this Agreement will not result in, any security breaches of any security policy, data use restriction or privacy breach under any such policies or any applicable laws, rules or regulations.

(g) Except as set forth on Section 5.20(g) of the Company Disclosure Schedule, no funding, facilities or personnel of any Governmental Entity were used, directly or indirectly, to develop or create, in whole or in part, any Company Intellectual Property.

(h) To the Knowledge of the Company, there does not exist any claim, allegation, or basis for any claim or allegation, that any Intellectual Property owned by the Company or that any Intellectual Property otherwise used by the Company is invalid or unenforceable or that the Company’s rights with respect thereto are subject to claims or defenses that would impair or preclude enforcement of such rights, including misuse, laches, acquiescence, statute of limitations, abandonment or fraudulent registration.

5.21. Title to Property and Assets. The Company does not own any real property. The Company owns or has legally enforceable rights to use or hold for use its personal property and assets free and clear of all Encumbrances except: (i) Permitted Liens; and (ii) such other Encumbrances, if any, that individually or in the aggregate, do not and would not detract from the value of any asset or property of the Company or interfere with the use or contemplated use of any personal property of the Company. With respect to any real property, the Company is not in violation in any material respect of any of its leases. All machinery, equipment, furniture, fixtures and other personal property that is material to the Company’s business and all buildings, structures and other facilities, if any, including, without limitation, office or other space used by the Company in the conduct of its business and material to its business, are in good operating condition and fit for operation in the ordinary course of business (subject to normal wear and tear) except for any defects which will not interfere with the conduct of normal operations of the Company. The Company has delivered to the Purchaser true and complete copies of any leases related to the real property used by the Company in the conduct of its business.

5.22. Absence of Changes. Since February 14, 2012, the business of the Company has been conducted in the ordinary course consistent with past practices and there has not been any event, occurrence, development or state of circumstances or facts that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5.23. Regulatory Permits. The Company possesses all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business, as they are currently being conducted (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

5.24. Indebtedness. Other than Permitted Indebtedness which does not as of the date hereof, and will not as of the Closing, exceed $1,000,000, the Company (i) has no outstanding Indebtedness; (ii) is not a party to any contract, agreement or instrument, the violation of which, or default under which, by any other party to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect; (iii) is not in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect; or (iv) is not a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Key Employees, has had or would reasonably be expected to have a Material Adverse Effect.

5.25. Investment Company. The Company is not, and immediately after the Closing of the transactions contemplated by this Agreement and the Asset Purchase Agreement will not be, an “investment company” or an entity “controlled” by an “investment company”

within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

5.26. Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Charter Documents or the laws of its state of incorporation (including Section 203 of the Delaware General Corporation Law) that is or could become applicable to each Purchaser as a result of such Purchaser and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation as a result of the Company’s issuance of the Shares and such Purchaser’s ownership of the Shares.

5.27. No Undisclosed Material Liabilities. There are no Liabilities of the Company of any kind, other than:

(a) Liabilities provided for in the Company’s most recent balance sheet included in an SEC Report prior to the date hereof or in the notes thereto;

(b) Liabilities incurred in the ordinary course of business of the Company consistent with past practices since the date of the Company’s most recent balance sheet included in an SEC Report prior to the date hereof, which Liabilities do not, in the aggregate, exceed $1,000,000;

(c) Liabilities incurred in connection with the transactions contemplated under this Agreement and the Asset Purchase Agreement as set forth on Schedule 5.27(c) of the Company Disclosure Schedule;

(d) Liabilities disclosed on Section 5.27(d) of the Disclosure Schedule; or

(e) other undisclosed Liabilities which, individually or in the aggregate, are not material to the Company.

5.28. No Manipulation of Common Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

6. Covenants.

6.1. Efforts. Each party shall use its commercially reasonable efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 7 of this Agreement.

6.2. Reporting Status. During the Reporting Period, the Company shall: (i) file all reports required to be filed with the Commission pursuant to the Exchange Act or the rules and regulations thereunder; and (ii) not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend the Company’s reporting and filing obligations under the Exchange Act or Securities Act.

6.3. Use of Proceeds. The Company will use the proceeds from the sale of the Shares for general corporate purposes, including research and development, sales, marketing, working capital and general and administrative expenses.

6.4. Financial Information. As long as any Shares are outstanding, the Company agrees to send the following to the Purchasers during the Reporting Period (except to the extent that the following are publicly available, in which case the Company shall have no obligations under this Section 6.4 with respect to such publicly available information): (i) within one Business Day after the filing thereof with the Commission, a copy of its Annual Reports and Quarterly Reports on Form 10-K or 10-Q, respectively, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act; (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company; and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

6.5. Conduct of Business. So long as any Shares are outstanding, the business of the Company shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

6.6. Pledge of Shares. The Company acknowledges and agrees that the Shares may be pledged by the Purchasers in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Shares. The pledge of Shares shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and in effecting a pledge of Shares the Purchasers shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Shares may reasonably request in connection with a pledge of the Shares to such pledgee by the Purchasers.

6.7. Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the Business Day following the date of this Agreement, the Company and Opko shall issue two joint press releases, approved and released by both parties, with one press release describing the transactions contemplated by this Agreement and the other press release describing the transactions contemplated by the Asset Purchase Agreement. On or before 8:30 a.m., New York City time, on the second Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the Exchange Act and attaching this Agreement as an exhibit to such filing (including all attachments, the “8-K Filing”). Subject to the foregoing, neither the Company nor the Purchasers shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company or any Purchaser shall be entitled, without the prior approval of the Company or any of the Purchasers, (as applicable) to make any other press release or other public disclosure with respect to such transactions: (i) in substantial conformity with the 8-K Filing and contemporaneously therewith; and (ii) as may be required by applicable law and regulations, including the Exchange Act (and, in such a case, solely to the extent so required). From and after the 8-K Filing, no Purchaser shall be in possession of any material, nonpublic information received from the Company or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.

7. Conditions of Parties’ Obligations.

7.1. Conditions of the Purchasers’ Obligations at the Closing. The obligations of the Purchasers under Section 2 hereof are subject to the fulfillment, prior to the Closing, of all of the following applicable conditions, any of which may be waived in whole or in part by the Purchasers in their absolute discretion. If the following conditions are not satisfied on or before March 15, 2013, then any Purchaser may terminate this Agreement with respect to that particular Purchaser upon providing written notice to the Company.

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement and in any certificate, if any, or other writing, if any, delivered by the Company pursuant hereto shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date in which case as of such earlier date).

(b) Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied by it on or before the applicable Closing.

(c) Consents and Waivers. The Company shall have obtained all consents, permits or waivers necessary to execute and perform its obligations under this Agreement. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, and no Material Adverse Effect has occurred with respect to the operation of the Company’s business.

(d) Litigation. No action, suit or proceeding shall be pending or threatened before any court of quasi-judicial or administrative agency of any federal, state, provincial, local or foreign jurisdiction or before any arbitrator wherein an unfavorable judgment, decree, injunction, order or ruling would prevent the performance of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement, cause such transactions to be rescinded, or result in the payment of damages in a material amount, and no judgment, decree, injunction, order or ruling shall have been entered which has any of the foregoing effects.

(e) Minimum Proceeds. The aggregate net proceeds to the Company from the purchase and sale of the Shares under this Agreement shall be at least $10,000,000.

(f) Consummation of Asset Purchase. Concurrent with the Closing, the Company shall consummate the transactions contemplated under the Asset Purchase Agreement.

7.2. Conditions of the Company’s Obligations. The obligations of the Company under Section 2 hereof are subject to the fulfillment prior to or on the Closing Date of all of the following conditions, any of which may be waived in whole or in part by the Company: (i) each Purchaser at the Closing shall have performed all of its obligations hereunder required to be performed by it at or prior to the Closing; and (ii) the representations and warranties of the Purchasers at the Closing contained in this Agreement shall be true and correct at and as of the Closing as if made at and as of the Closing (except to the extent expressly made as of an earlier date, in which case as of such earlier date) in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects). If the foregoing conditions are not satisfied on or before March 15, 2013, then the Company may terminate this Agreement upon providing written notice to the Purchasers.

8. Transfer Restrictions; Restrictive Legend.

8.1. Transfer Restrictions. The Purchasers understand that the Company may, as a condition to the transfer of any of the Shares, require that the request for transfer be accompanied by an opinion of counsel, which opinion shall be reasonably satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the Securities Act, unless such transfer is covered by an effective registration statement or by Rule 144 or Rule 144A under the Securities Act; provided, however, that an opinion of counsel shall not be required for a transfer by a Purchaser that is: (a) a partnership transferring to its partners or former partners in accordance with partnership interests; (b) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of such Purchaser; (c) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company; (d) an individual transferring to such Purchaser’s family member or trust for the benefit of an individual Purchaser; (e) transferring its Shares to any Affiliate of such Purchaser, in the case of an institutional investor, or other Person under common management with such Purchaser; or (f) a transfer that is made pursuant to a bona fide gift to a third party; provided, further, that: (i) the transferee in each case agrees to be subject to the restrictions in this Section 8 and provides the Company with a representation letter containing substantially the same representations and warranties in Sections 4.6 through 4.9 hereof; (ii) the Company satisfies itself that the number of transferees is sufficiently limited; and (iii) in the case of transferees that are partners or limited liability company members, the transfer is for no consideration. It is understood that the certificates evidencing any Shares may bear substantially the following legend:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND NO SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, GIFT, TRANSFER OR OTHER DISPOSITION OR OFFER TO DO ANY OF THE FOREGOING MAY BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL, WHICH OPINION SHALL BE ACCEPTABLE TO THE ISSUER, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.”

8.2. Unlegended Certificates. The certificates representing the Shares shall not be required to contain any legend (i) following any sale of such Shares pursuant to an effective Registration Statement or Rule 144 promulgated under the Securities Act, (ii) if such Shares are eligible for sale without restriction under Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) under the Securities Act, (iii) following a sale, assignment or other transfer, if the selling, assigning or transferring holder provides the Company with an opinion of counsel, which opinion shall be reasonably acceptable to the Company, to the effect that such sale, assignment or transfer may be made without registration under the applicable requirements of the Securities Act and that such legend is no longer required or (iv) following the effectiveness of the Registration Statement, provided that the Purchaser covenants that it shall only sell pursuant to the Registration Statement or pursuant to an exemption from registration under the Securities Act. Following such time as a legend is no longer required for certain Shares, the Company will, no later than three (3) Trading Days following the delivery by any Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such securities and a request that such certificates be reissued without a legend, deliver or cause to be delivered to such Purchaser a certificate representing such securities that is free from all restrictive and other legends or (if requested by such Purchaser or such other holder of Shares) issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”). The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance. As used herein “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

9. Registration, Transfer and Substitution of Certificates for Shares.

9.1. Stock Register; Ownership of Shares. The Company will keep at its principal office a register in which the Company will provide for the registration of transfers of the Shares. The Company may treat the Person in whose name any of the Shares are registered on such register as the owner thereof and the Company shall not be affected by any notice to the contrary. All references in this Agreement to a “holder” of any Shares shall mean the Person in whose name such Shares are at the time registered on such register.

9.2. Transfer Agent Instruction. Subject to satisfaction of the conditions set forth in Section 8.2, the Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to credit shares to the applicable balance accounts at DTC, registered in the name of the Purchaser or its nominee(s), for the Shares. The Company warrants that no instruction other than the irrevocable transfer agent instructions referred to in this Section 9.2 will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If a Purchaser effects a transfer of the Shares in accordance with Section 8.1, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Purchaser to effect such transfer. In the event that any sale, assignment or transfer involves Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Shares to the Purchaser, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 9.2 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 9.2, that the Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without necessity of showing economic loss and without bond or other security being required.

9.3. Replacement of Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing any of the Shares, and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender of such certificate for cancellation at the office of the Company maintained pursuant to Section 9.1 hereof, the Company at its expense will execute and deliver, in lieu thereof, a new certificate representing such Security, of like tenor.

10. Registration Rights of Purchasers.

10.1. Mandatory Registration; No Other Registration Statements.

(a) No later than 60 days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the Commission a Registration Statement under the Act on appropriate form covering the resale of the full amount of the Shares (the “Registrable Securities”) on a continuous basis pursuant to Rule 415 under the Securities Act. The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective within: (i) 90 days from the Filing Deadline; or (ii) in the event the Commission reviews the Registration Statement, 120 days from the Filing Deadline (the “Effectiveness Deadline”).

(b) Notwithstanding anything to the contrary herein, from the date hereof until the effective date of the Registration Statement, except: (i) as required by that certain Securities Purchase Agreement, dated September 24, 2011, by and among Tang Capital Partners, LP, RTW Investments, LLC, RNCS, Inc. (now known as the Company) and RXi Pharmaceuticals Corporation (now known as Galena Biopharma, Inc.); and (ii) for any post-effective amendment to the Company’s effective registration statement on Form S-1 (File No. 333-181534), provided that such post-effective amendment does not increase the number of shares registered for resale thereunder, the Company shall not, without the prior written consent of the Required Holders, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to the Company’s employee benefit plans registered on Form S-8. In no event shall the Company include any securities other than the Shares on any Registration Statement without the prior written consent of the Required Holders.

10.2. Limitation on Registrable Securities. In the event that the Staff of the Commission (the “Staff”) provides the Company with a written comment that it is inappropriate to register the full amount of the Registrable Securities on the Registration Statement due to limitations under Rule 415 of the Securities Act, then Company shall use commercially reasonable efforts to persuade the Staff that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 10.2, the Staff refuses to alter its position, the Company shall: (i) register the resale of that portion of the Registrable Securities as the Staff may permit under its interpretations of Rule 415; and (ii) undertake to register the remaining portion of the Registrable Securities as soon as registration would be permitted under Rule 415, as determined by the Company in good faith based on the guidance of the Staff or the Staff’s publicly available interpretations of Rule 415.

10.3. Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. Subject to Section 10.2, if: (a) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is not filed with the Commission on or before the Filing Deadline (a “Filing Failure”); (b) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is not declared effective by the Effectiveness Deadline (an “Effectiveness Failure”); or (c) on any day after the Effective Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period, as defined below) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”) then, in satisfaction of the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock, the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1%) of such holder’s Pro Rata Interest in the Total Purchase Price on each of the following dates: (i) the initial day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than 30 days) thereafter until such Filing Failure is cured; (ii) the day initial of an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than 30 days) thereafter until such Effectiveness Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than 30 days) thereafter until such Maintenance Failure is cured, with a maximum penalty of twelve months. The payments to which a holder shall be entitled pursuant to this Section 10.3 are referred to herein as “Registration Delay Payments.” The first such Registration Delay Payment shall be paid within three Business Days after the event or failure giving rise to such Registration Delay Payment occurred and all other Registration Delay Payments shall be paid on the earlier of (A) the last day of the calendar month during which such Registration Delay Payments are incurred and (B) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make a Registration Delay Payment in a timely manner, such Registration Delay Payment shall bear interest at the rate of one percent (1%) per month (prorated for partial months) until paid in full. In addition, the Seller shall, among seeking other remedies, be entitled to seek injunctive relief compelling the Company to address the Filing Failure, Effectiveness Failure or the Maintenance Failure. Notwithstanding the foregoing, no Registration Delay Payments shall accrue with regard to any portion of a Filing Failure or Maintenance Failure that occurs or continues after the first anniversary of Closing, provided that the Investors are then eligible to sell the Registrable Securities without limitation under Rule 144 under the Securities Act.

10.4. Related Obligations. At such time as the Company is obligated to file a Registration Statement with the Commission pursuant to Section 10.1 hereof, the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) At least five (5) Business Days prior to the filing of each Registration Statement, amendment, supplement or prospectus, the Company shall provide each Purchaser a copy of such Registration Statement, amendment, supplement or prospectus for Purchaser’s review and comment. The Company shall not file any Registration Statement, amendment, supplement or prospectus to which Purchasers representing a majority of the Shares issued at the Closing object in good faith. If the Purchasers so objects to the filing of any Registration Statement, amendment, supplement or prospectus, the Company shall make any reasonable modifications to such Registration Statement, amendment, supplement or prospectus as may be required by such Purchasers (unless, upon the advice of counsel, such modifications would cause the Company to violate the Securities Act or any other applicable federal securities laws).

(b) The Company shall submit to the Commission, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.

(c) The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of: (i) the date as of which the Purchasers may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act; (ii) the date on which the Purchasers shall have sold all of the Registrable Securities covered by such Registration Statement; or (iii) assuming that no Purchaser is (or was within the three months preceding such date) an Affiliate of the Company, the first anniversary of the Closing (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(d) The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

(e) The Company shall furnish to the Purchasers without charge: (i) promptly after the Registration Statement including such Purchaser’s Registrable Securities is prepared and filed with the Commission, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by the Purchaser, all exhibits and each preliminary prospectus; (ii) upon the effectiveness of any Registration Statement, ten copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Purchaser may reasonably request); and (iii) such other documents, including copies of any preliminary or final prospectus, as the Purchaser may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

(f) The Company shall notify the Purchasers in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver 10 copies of such supplement or amendment to the Purchasers (or such other number of copies as the Purchasers may reasonably request). The Company shall also promptly notify the Purchasers in writing (not later than two Business Days following the date): (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Purchasers by facsimile on the same day of such effectiveness and by overnight mail); (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or related information; and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(g) The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Purchaser who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

(h) If a Purchaser is required under applicable securities law to be described in the Registration Statement as an underwriter, at the reasonable request of the Purchaser, the Company shall furnish to the Purchaser, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Purchaser may reasonably request: (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Purchaser; and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Purchaser.

(i) If a Purchaser is required under applicable securities law to be described in the Registration Statement as an underwriter, upon the written request of the Purchaser in connection with the Purchaser’s due diligence requirements, if any, the Company shall make available for inspection by (i) the Purchaser and its legal counsel; and (ii) one firm of accountants or other agents retained by the Purchaser (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector solely for the purpose of establishing a due diligence defense under underwriter liability under the Act, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to the Purchaser) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless: (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act; (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction; or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. The Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and the Purchaser) shall be deemed to limit the Purchaser’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j) The Company shall hold in confidence and not make any disclosure of information concerning the Purchasers provided to the Company unless: (i) disclosure of such information is necessary to comply with federal or state securities laws; (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement; (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction; or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Purchasers is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Purchasers and allow the Purchasers, at each Purchaser’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k) The Company shall cooperate with the Purchasers and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Purchasers may reasonably request and registered in such names as the Purchasers may request.

(l) If requested by a Purchaser, the Company shall: (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as the Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by the Purchaser.

(m) The Company shall use commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities. In furtherance and not in limitation of the foregoing, the Company shall file such documents required of the Company for blue sky clearance in states specified in writing by the Purchasers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of any Registration Statement pursuant to this Agreement; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

(n) The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(o) Within five Business Days after a Registration Statement that covers Registrable Securities is ordered effective by the Commission, the Company shall cause its counsel to issue an appropriate opinion or opinions to the transfer agent substantially to the effect that the Shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the holder thereof and confirmation by such holder that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn.

(p) Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company, the disclosure of which at the time would be, in the good faith opinion of the Board of Directors and its counsel, detrimental to the Company and, in the opinion of counsel to the Company, would not otherwise be required (a “Grace Period”); provided, that the Company shall promptly (but in any event not later than two Business Days): (i) notify the Purchasers in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Purchasers) and the date on which the Grace Period will begin; and (ii) notify the Purchasers in writing of the date on which the Grace Period ends; and, provided further, that the Grace Periods shall not exceed an aggregate of 30 Trading Days during any 365-day period and the first day of any Grace Period must be at least 30 days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Purchasers receive the notice referred to in clause (i) and shall end on and include the later of the date the Purchasers receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 10.4(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 10.4(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of any Purchaser in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which a Purchaser has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Purchaser’s receipt of the notice of a Grace Period and for which the Purchaser has not yet settled.

(q) Neither the Company nor any affiliate thereof shall identify any Purchaser as an underwriter in any public disclosure or filing with the Commission or any applicable Trading Market and any Purchaser being deemed an underwriter by the Commission shall not relieve the Company of any obligations it has under this Agreement.

(r) The Company shall use commercially reasonable efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed for trading or quotation, as applicable, on each Trading Market on which shares of Common Stock are then listed or quoted, if any, if the listing or quotation of such Registrable Securities is then permitted under the rules of such Trading Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 10.04(r).

10.5. Obligations of the Purchasers.

(a) At least five Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Purchaser in writing of the information the Company requires from such Purchaser in order to have that Purchaser’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser that the Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) Each Purchaser, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Purchaser has notified the Company in writing of the Purchaser’s election to exclude all of the Purchaser’s Registrable Securities from such Registration Statement.

(c) Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 10.4(g) or the first sentence of 10.4(f), the Purchaser will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Purchaser’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 10.4(g) or the first sentence of 10.4(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Purchaser in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which the Purchaser has entered into a contract for sale prior to the Purchaser’s receipt of a notice from the Company of the happening of any event of the kind described in Section 10.4(g) or the first sentence of 10.4(f) and for which the Purchaser has not yet settled.

(d) Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

10.6. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 10, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

10.7. Reports under the Exchange Act. With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, during the Reporting Period;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) furnish to the Purchasers so long as any Purchaser owns Registrable Securities, promptly upon request during the Reporting Period: (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.

10.8. Assignment of Registration Rights. The rights under Section 10 shall be automatically assignable by a Purchaser to any transferee of all or any portion of the Purchaser’s Registrable Securities if: (i) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (ii) at or before the time the Company receives the written notice contemplated by clause (i) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (iii) such transfer shall have been made in accordance with the applicable requirements of this Agreement.

10.9. Indemnification.

(a) Company Indemnification. The Company will indemnify each Purchaser who holds Registrable Securities (if Registrable Securities held by such Purchaser are included in the securities as to which such registration is being effected), each of its officers and directors, partners, members and each person controlling such Purchaser within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such Registration Statement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or (ii) any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and in each case, the Company will reimburse each such Purchaser, each of its officers and directors, partners, members and each person controlling such Purchaser, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on: (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Purchaser or controlling person, and stated to be specifically for use therein; (B) the use by a Purchaser of an outdated or defective prospectus after the Company has notified such Purchaser in writing that the prospectus is outdated or defective; or (C) a Purchaser’s (or any other indemnified person’s) failure to send or give a copy of the prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such prospectus or supplement; provided, further, that the indemnity agreement contained in this Section 10.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

(b) Purchaser Indemnification. Each Purchaser holding Registrable Securities will, if Registrable Securities held by such Purchaser are included in the securities as to which such registration is being effected, severally and not jointly, indemnify the Company, each of its directors and officers, other holders of the Company’s securities covered by such Registration Statement, each person who controls the Company within the meaning of Section 15 of the Securities

Act, and each such holder, each of its officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Purchaser and stated to be specifically for use therein; or (B) any violation by such Purchaser of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to such Purchaser, and in each case, such Purchaser will reimburse the Company, each other holder, and directors, officers, persons, underwriters or control persons of the Company and the other holders for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the indemnity agreement contained in this Section 10.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such indemnifying Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed). The liability of any Purchaser for indemnification under this Section 10.9(b) in its capacity as a seller of Registrable Securities shall not exceed the amount of net proceeds to such Purchaser of the securities sold in any such registration.

(c) Notice and Procedure. Each party entitled to indemnification under this Section 10.9 (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Contribution. If the indemnification provided for in this Section 10.9 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the untrue statement or omission that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Purchaser hereunder exceed the net proceeds to such Purchaser from the sale of the securities in such registration. The amount paid or payable by a party as a result of any loss, claim, damage or liability shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 10.9 was available to such party in accordance with its terms.

(e) Survival. The obligations of the Company and the Purchasers under this Section 10.9 shall survive completion of any offering of Registrable Securities in a Registration Statement and the termination of this Agreement. The indemnity and contribution agreements contained in this Section 10.9 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of other remedies or causes of action that the parties may have under this Agreement.

11. Definitions. Unless the context otherwise requires, the terms defined in this Section 11 shall have the meanings specified for all purposes of this Agreement.

Except as otherwise expressly provided, all accounting terms used in this Agreement, whether or not defined in this Section 11, shall be construed in accordance with GAAP.

“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Applicable Law” means, with respect to any Person, any transnational, domestic or foreign federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person, as amended, unless expressly specified otherwise.

“Change of Control” means, with respect to any Person: (a) a sale of all or substantially all of the assets, voting stock or securities of such Person; (b) a merger, reorganization, spin-off or consolidation involving such Person, in which the holders of common stock or similar equity interests of such Person immediately prior to such transaction cease to own collectively a majority of the voting equity securities of its successor entity; or (c) the acquisition by any other Person or group (as defined in Section 13(d) of the 1934 Act) of 50% or more of the outstanding voting equity securities of such Person.

“Code” means the Internal Revenue Code of 1986, as amended.

“Effective Date” means the date the Registration Statement pursuant to Section 10 has been declared effective by the Commission.

“Encumbrances” means, with respect to any property or asset, any lien, claim, judgment, charge, mortgage, security interest, pledge, escrow, equity or other encumbrance other than restrictions pursuant to any applicable state or federal securities laws.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means U.S. generally accepted accounting principles consistently applied.

“Governmental Entity” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.

“Indebtedness” means: (1) all indebtedness for borrowed money; (2) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business); (3) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments; (4) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (5) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (6) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease; (7) all indebtedness referred to in clauses (1) through (6) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness; and (8) all contingent obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (1) through (7) above.

“Key Employee” means each of the Company’s executive officers.

“knowledge of the Company,” “the Company’s knowledge” or any other similar knowledge qualification or reference in this Agreement means the actual knowledge of Geert Cauwenbergh, Dr. Med. Sc. and Pamela Pavco, Ph.D., after reasonable inquiry of the employees of the Company who: (a) report to such named individuals in the scope of their employment; and (b) are responsible for the information that is the subject of the applicable representation or warranty.

“Knowledge” or “knowledge,” when used to qualify a statement with respect to the knowledge of any Person other than the Company means the following: (a) if the Person is an individual, that such individual is actually aware or reasonably should be aware, after due inquiry, by virtue of such person’s office, of such fact or other matter; and (b) if the Person is an entity, the actual knowledge of that entity’s executive officers, after reasonable inquiry of the employees of such entity (if any) who: (a) report to such executive officers in the scope of their employment; and (b) are responsible for the information that is the subject of the applicable representation or warranty.

“Liability” or “Liabilities” means any liability, debt, obligation, deficiency, Tax, penalty, assessment, fine or other loss, fee, cost or expense of any kind or nature whatsoever that is required to be classified as a liability on the face of a balance sheet in accordance with GAAP.

“Lien” means any mortgage, lien, pledge, charge, security interest or other similar encumbrance upon or in any property or assets (including accounts and contract rights).

“Material Adverse Effect” means, with respect to any Person: (a) a material adverse effect on the issuance or validity of the Shares or the transactions contemplated hereby or on the ability of such Person to perform its obligations under this Agreement; or (b) a material adverse effect on the financial condition, business, assets or results of operations of such Person, excluding any effect resulting from: (a) changes in GAAP or the interpretation thereof; (b) changes in the general economic or political conditions or financial markets in the United States or elsewhere in the world; (c) changes (including changes of Applicable Law) or conditions generally affecting the industry in which such Person operates and not specifically relating to or having a materially disproportionate effect on such Person; or (d) acts of war or terrorism or natural disasters.

“Material Contract” means all written and oral contracts, agreements, deeds, mortgages, leases, subleases, licenses, instruments, notes, commitments, commissions, undertakings, arrangements and understandings: (i) which by their terms involve, or would reasonably be expected to involve, aggregate payments by or to the Company during any twelve month period in excess of $100,000; (ii) the breach of which by the Company would reasonably be expected to have a Material Adverse Effect; or (iii) which are required to be filed as exhibits by the Company with the Commission pursuant to Items 601(b)(2), 601(b)(4) or 601(b)(10) of Regulation S-K promulgated by the Commission.

“Permitted Indebtedness” means: (a) Indebtedness existing on the Closing Date and disclosed in the SEC Reports; (b) Purchase Money Indebtedness; (c) Indebtedness to trade creditors incurred in the ordinary course of business; and (d) extensions, refinancings and renewals of any items of Permitted Indebtedness in clauses (a) through (c) hereof, provided that the principal amount is not increased, other than by their existing terms, or the terms modified to impose more burdensome terms upon Company and such Indebtedness shall not be secured by any additional collateral.

“Permitted Liens” means any Lien disclosed in an SEC Report and: (a) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (b) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent; (c) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that is being contested in good faith by appropriate proceedings; (d) Liens (i) upon or in any equipment acquired or held by the Company to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment; (e) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (d) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase; (f) leases, subleases, licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company; and (g) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Entity.

“Pro Rata Interest” means, with respect to each Purchaser, a fraction the numerator of which is the number of Shares purchased by such Purchaser hereunder and the denominator of which is the total number of Shares being sold hereunder, as reflected on Schedule I attached hereto.

“Purchase Money Indebtedness” means Indebtedness, incurred at the time of, or within 30 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Purchaser” has the meaning assigned to it in the introductory paragraph of this Agreement and shall include any Affiliates of the Purchaser.

“Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act pursuant to Section 10 hereof.

“Reporting Period” means the period commencing on the Closing Date and ending on the date as of which the Purchasers may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act.

“Required Holders” means Purchasers who purchase, in the aggregate, at least 66% of the total number of Shares offered and sold hereby.

“Subsidiary” means any Person of which securities or other ownership interests having the power to elect a majority of the board of directors or other persons performing similar functions of such Person, or otherwise having the power to direct the business and policies of such Person, are directly or indirectly owned by Company.

“Tax” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, all federal, state, local, foreign, income, gross receipts, license, payroll, employment, excise, escheat, severance, stamp, occupation, premium, windfall, profits, environmental, customs, duties, capital stock, franchise, profits, withholding, social security (or similar, including FICA), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, or estimated tax), together with any interest, penalty, addition to tax or additional amount, and any liability for any of the foregoing as transferee or successor, by contract or otherwise.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

12. Enforcement.

12.1. Cumulative Remedies. None of the rights, powers or remedies conferred upon the Purchasers on the one hand or the Company on the other hand shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

12.2. No Implied Waiver. Except as expressly provided in this Agreement, no course of dealing between the Company and the Purchasers or any other holder of shares of Common Stock and no delay in exercising any such right, power or remedy conferred hereby or now or hereafter existing at law in equity, by statute or otherwise, shall operate as a waiver of, or otherwise prejudice, any such right, power or remedy. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

13. Confidentiality. Except as otherwise agreed in writing by the Company, each Purchaser agrees that it will use reasonable care to keep confidential and not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information: (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 13 by the Purchaser); (b) is or has been independently developed or conceived by the Purchaser without use of the Company’s confidential information; (c) is or has been made known or disclosed to the Purchaser by a third party without knowledge by the Purchaser of any obligation of confidentiality such third party owes to the Company with respect to the information; or (d) was known to the Purchaser prior to disclosure to the Purchaser by the Company; provided, however, that the Purchaser may disclose confidential information: (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company provided that the Purchaser informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; (ii) to any prospective purchaser of any Shares from the Purchaser, if such prospective purchaser agrees to be bound by the provisions of this Section 13; (iii) to any Affiliate, partner, member, stockholder or advisor of the Purchaser in the ordinary course of business, provided that the Purchaser informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Purchaser promptly notifies the Company of such disclosure and, if requested by the Company, reasonably cooperates with the Company at the Company’s sole expense to minimize the extent of any such required disclosure. Notwithstanding anything to the contrary herein, the confidentiality obligations of this Section 13 shall survive the termination of this Agreement. Notwithstanding the foregoing, the provisions of this Section 13 shall not apply after the earlier of the issuance of the press release described in Section 6.5 or the 8-K Filing.

14. Miscellaneous.

14.1. Waivers and Amendments. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Company and the Required Holders, or in the case of a waiver, by the party against whom the waiver is to be effective

14.2. Notices. All notices, requests, consents and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received) and shall be given, if to the Company:

RXi Pharmaceuticals Corporation

1500 West Park Drive, Suite 210

Westborough, MA 01581

Attention: Geert Cauwenbergh

Facsimile No.: (508) 767-3862

with a copy to (which shall not constitute notice):

Ropes & Gray LLP

Three Embarcadero Center, Third Floor

San Francisco, CA 94111

Attention: Ryan Murr, Esq.

Facsimile No.: (415) 315-6026

if to a Purchaser, to the addresses of such Purchaser set forth on such Purchaser’s signature page,

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests, consents and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

14.3. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

14.4. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, except that: (i) a Purchaser may transfer or assign its rights and obligations under this Agreement in whole or from time to time in part to one or more of its Affiliates; and (ii) any party may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to any successor in interest by way of a Change of Control; provided that: (A) in the case of clause (ii), such successor shall have executed and delivered to the other party or parties, as applicable, an acknowledgement in writing that effective as of such transfer or assignment, such successor shall be bound by this Agreement to the identical extent applicable the assignor or transferor, as applicable; and (B) in the case of clauses (i) and (ii), no such transfer or assignment shall relieve the assigning or transferring party of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto. This Agreement shall not inure to the benefit of or be enforceable by any other Person.

14.5. Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

14.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

14.7. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the District of Delaware or the Court of Chancery of the State of Delaware, so long as one of such courts shall have subject matter jurisdiction over such suit, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 14.2 shall be deemed effective service of process on such party.

14.8. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE PURCHASERS AND THE COMPANY HEREBY WAIVE AND COVENANT THAT NEITHER THE COMPANY NOR THE PURCHASERS WILL ASSERT, ANY RIGHT TO TRIAL BY JURY ON ANY ISSUE IN ANY PROCEEDING, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY OTHER AGREEMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR IN ANY WAY CONNECTED WITH, RELATED OR INCIDENTAL TO THE DEALINGS OF THE PURCHASER AND THE COMPANY HEREUNDER OR THEREUNDER, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT OR CONTRACT OR OTHERWISE. The Company acknowledges that it has been informed by the Purchasers that the provisions of this Section 14.8 constitute a material inducement upon which the Purchaser are relying and will rely in entering into this Agreement. The Purchaser or the Company may file an original counterpart or a copy of this Section 14.8 with any court as written evidence of the consent of the Purchaser and the Company to the waiver of the right to trial by jury.

14.9. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

14.10. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and, except as set forth below, such agreement supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof. Notwithstanding the foregoing, this Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company and any Purchaser.

14.11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

14.12. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the United States District Court for the District of Delaware or the Court of Chancery of the State of Delaware, in addition to any other remedy to which they are entitled at law or in equity.

*            *             *

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed as of the day and year first written above.

THE COMPANY

RXi PHARMACEUTICALS CORPORATION

By:	/s/ Geert Cauwenbergh
	Name:	Geert Cauwenbergh, Dr. Med. Sc.
	Title:	Chief Executive Officer

[PURCHASER’S SIGNATURE PAGE SEPARATELY ATTACHED]

SCHEDULE I

Schedule of Purchasers

PURCHASER SIGNATURE PAGE

The undersigned Purchaser hereby executes the Securities Purchase Agreement with RXi Pharmaceuticals Corporation (the “Company”) and hereby authorizes this signature page to be attached to a counterpart of such document executed by a duly authorized officer of the Company.

Number of Shares to be Purchased:
Name of Purchaser
(PLEASE TYPE OR PRINT)

U.S. Taxpayer ID No., if any:
By:
Name (print)
Title:
Address:

	Facsimile:	Email:

Please set out below your registration requirements. If securities are to be registered in the name of more than one entity, provide the information requested below for each entity. (Please use multiple pages, one for each entity.)

Name in which Shares are to be registered:

Number of Shares to be purchased:

Address of registered holder (if different from above):

Number of Shares of the Company’s Common Stock currently held by the above named entity:

Contact name and telephone number regarding settlement and registration:
Name

Telephone Number

44